UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23055

USCA All Terrain Fund
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
(Name and address of agent for service)

(713) 366-0500
Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2023

Item 1. Reports to Stockholders.

(a)

USCA All Terrain Fund

Annual Report

March 31, 2023

USCA All Terrain Fund

USCA All Terrain Fund

Annual Shareholder Letter

March 31, 2023

Dear Shareholder,

We are pleased to report that for the 12-month period ended March 31, 2023 (the “Period”), the USCA All Terrain Fund (“All Terrain”) returned 2.60%, net of fees and expenses, versus -6.95% for a 60/40 blend3 of stocks1 and bonds2.

Stocks were down 8.07% over the Period. Investors count on their bonds rising when stocks are in the tank. Not this time; bonds lost nearly as much as equities, down 6.56% over the Period. Longer maturity bonds fared far worse; long-dated US Treasuries4 declined 17.48% for the Period. For most investors, who limit themselves to three flavors – chocolate (stocks), strawberry (bonds) and vanilla (cash) – this was a very bad outcome. Big declines from stocks and bonds would be only marginally offset by the 2.61% performance of cash5.

	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Fiscal Year
USCA All Terrain	-0.34%	0.17%	-3.16%	1.62%	-0.20%	-2.04%	2.97%	1.50%	0.50%	2.75%	-0.23%	-0.78%	2.60%
Global Equities[1]	-5.48%	0.27%	-3.21%	2.13%	-3.95%	-5.14%	-0.69%	4.71%	0.54%	3.28%	-3.32%	3.16%	-8.07%
Global Bonds[2]	-8.27%	0.15%	-8.63%	7.97%	-4.14%	-9.26%	7.21%	7.00%	-4.21%	7.10%	-2.37%	3.16%	-6.56%
60/40 Blend[3]	-7.15%	0.20%	-6.46%	5.63%	-4.06%	-7.61%	4.05%	6.08%	-2.31%	5.57%	-2.75%	3.16%	-6.95%

What did work well over the Period were the strategies that we had expected to provide the most effective diversification to stocks and bonds, toward which All Terrain was therefore heavily weighted.

Managed futures funds, which generally benefit from large, well-defined trends in either direction, profited from the sustained declines in both stocks and bonds, as well as the sharp rise in energy prices. All Terrain’s managed futures funds collectively returned 19.0% on invested capital for the Period and contributed 1.6% to All Terrain’s gross performance.

All Terrain’s multi-strategy managers, relative value managers and global macro managers performed well largely due to increased volatility in most markets. More craziness usually leads to greater market inefficiencies and therefore, wider spreads from which to profit. For the Period, these sleeves returned approximately 6.4%, 2.7% and 5.4% on invested capital, respectively, adding 0.8%, 0.1%, and 0.2% to All Terrain’s gross performance.

Long/short equity managers, All Terrain’s largest allocation, returned 5.9% on invested capital for the Period, adding 2.0% to All Terrain’s gross performance. Given the performance of stocks, we were especially pleased with this result.

All Terrain’s long equity managers declined along with the stock market; however, because of their value-orientation, they generally performed better than their benchmarks and peers. Domestic-focused long equity managers lost 6.3% on invested capital for the Period, while those with global mandates lost only 4.1%, detracting -0.2% and -0.5% from All Terrain’s gross performance, respectively.

Event driven managers struggled over the Period and were All Terrain’s only other losing strategy, down 1.0% on invested capital for the Period and detracting 0.2% from All Terrain’s gross performance.

You can see the specifics on the performance of each of our investment categories below for the Period.

	Average Allocation	Attribution Gross of Fees	Return on Invested Capital
Cash	7.7%	0.2%	2.5%
Long Equity - Domestic	2.4%	-0.2%	-6.3%
Long Equity - Global	7.8%	-0.5%	-4.1%
Long/Short Equity	34.0%	2.0%	5.9%
Event Driven	13.8%	-0.2%	-1.0%
Global Macro	9.6%	0.2%	5.4%
Managed Futures	9.2%	1.6%	19.0%
Multi-Strategy	12.1%	0.8%	6.4%
Relative Value	3.3%	0.1%	2.7%
In Liquidation	0.1%	0.0%	-14.3%
	100.0%	4.0%

What’s in store for the markets? Unfortunately, we continue to expect challenges, especially to equities. Starting valuations aren’t cheap. A higher interest rate environment and greater volatility in both inflation and interest rates tend to be headwinds to the markets as well.

In a higher risk regime, accompanied by lower expected returns, we don’t believe it makes sense to go out on a limb with one’s investments. Therefore, we continue to focus on capital preservation.

As always, we thank you for your trust and confidence. Please reach out to us if you have any questions or would like to know more about All Terrain and how it is positioned.

Sincerely,

David Harris, CIMA, Portfolio Manager

Phil Pilibosian, JD/MBA, President

Standardized Performance Disclosure

Growth of $10,000

(7/1/15 - 3/31/23)

	Average Annual Returns
	1-Year	3-Year	5-Year	Since Inception
USCA All Terrain	2.60%	13.52%	6.04%	4.38%
Global Equities[1]	-8.07%	16.95%	8.56%	8.79%
Global Bonds[2]	-6.56%	-3.43%	-1.35%	0.48%
60/40 Blend[3]	-6.95%	8.61%	4.79%	5.64%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

**The graph and tables presented above do not reflect the deduction of taxes that a shareholder would pay on All Terrain distributions or the sale of All Terrain shares.

[1]	MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries. With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

[2]	Bloomberg Global Aggregate Bond Index. The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Bond Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Bond Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Bond Index was created in 2000, with index history backfilled to January 1, 1990. Investors cannot invest directly in an index.

[3]	60/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the Bloomberg Global Aggregate Bond Index rebalanced monthly. Investors cannot invest directly in an index.

[4]	Bloomberg US Treasury 20+ Year Index. The Bloomberg US Treasury: 20+ Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 20+ years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting.

[5]	S&P/BGCantor 0-3 Month U.S. Treasury Bill Index. The S&P/BGCantor 0-3 Month U.S. Treasury Bill Index is a sub-index of the S&P/BGCantor U.S. Treasury Bill Index comprised of the constituents with a 0-to-3-month maturity.

USCA All Terrain Fund

Investment Strategy Allocation

March 31, 2023

(expressed as a percentage of net assets)

USCA All Terrain Fund

Schedule of Investments

March 31, 2023

	Shares	Value

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.38% [a]
Long Equity - Domestic - 2.38%
Bridgeway Ultra Small Company Fund	67,204	$1,784,949

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
(Cost $1,885,471)		$1,784,949

	Cost	Value	Frequency of Redemptions [b]	Redemption Notification Period (Days) [b]
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES [c] - 93.28% [a]
Event Driven - 12.40%
Black Diamond Arbitrage Partners, L.P. - Series A (Initially Acquired on 10/1/2017)	$3,337,819	$3,943,287	Monthly	45
ECF Value Fund II, L.P. - Class A (Initially Acquired on 7/1/2020)	2,800,000	3,322,260	Annually	60
Saba Capital CEF Opportunities 1 Onshore, L.P. - Class F (Initially Acquired on 10/1/2020) [g]	1,800,000	2,043,279	Quarterly	65
		9,308,826
Long Equity - Global - 6.71%
WMQS Global Equity Active Extension Onshore Fund L.P. - Class F-2 (Initially Acquired on 5/1/2018)	2,415,000	5,036,916	Monthly	30

Global Macro - 10.80%
Brevan Howard L.P. - Series B (Initially Acquired on 6/26/2015) [g]	1,581,450	3,470,172	Monthly	90
Brevan Howard L.P. - Series I (Initially Acquired on 2/1/2019)	155,400	318,486	Monthly	90
Brevan Howard L.P. - Series M (Initially Acquired on 8/1/2021) [g]	500,000	590,393	Monthly	90
Brevan Howard PT Fund, L.P. (Initially Acquired on 1/1/2023) [g]	1,034,111	995,594	Monthly	90
Mission Crest Macro Fund, L.P. - Series A (Initally Acquired on 10/1/2022 )	3,000,000	2,732,466	Monthly	60
		8,107,111
Long/Short Equity - 39.79%
Corsair Capital Partners, L.P. - Class A (Initially Acquired on 9/1/2015)	771,931	1,548,156	Quarterly	60
Cooper Creek Partners LLC - Class B (Initially Acquired on 3/1/2023) [f]	2,000,000	2,013,491	Monthly	45
Greenlight Masters Qualified, L.P. - Series C (Initially Acquired on 6/24/2015)	4,830,000	8,055,411	Semi-Annually	90
Greenlight Capital Investors, L.P. - Gold Interests (Initially Acquired on 3/1/2023) [f]	2,000,000	2,080,732	Quarterly	45
SIO Partners, L.P. (Initially Acquired on 6/1/2020) [g]	1,850,000	2,693,570	Monthly	60
Southpoint Qualified Fund L.P. - Class A (Initially Acquired on 10/1/2020) [g]	1,950,000	2,007,093	Quarterly	60
Spruce Point Research Activism Partners L.P. - Class I (Initially Acquired on 5/1/2021)	3,550,000	4,168,402	Monthly	45
Stanley Partners Fund, L.P. (Initially Acquired on 7/1/2020) [f]	2,100,000	3,601,643	Monthly	30
Teton Capital Partners, L.P. (Initially Acquired on 2/1/2022)	1,000,000	932,504	Quarterly	45
Voss Value Fund, L.P. (Initially Acquired on 3/1/2020)	1,850,000	2,773,655	Quarterly	45
		29,874,657

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Schedule of Investments (continued)

March 31, 2023

	Cost	Value	Frequency of Redemptions [b]	Redemption Notification Period (Days) [b]
Managed Futures - 9.27%
Statar Capital Partners, L.P. (Initially Acquired on 5/1/2021)	$900,000	$3,023,886	Monthly	30
The Winton Fund (US) L.P. - Tranche A (Initially Acquired on 8/1/2015)	1,846,000	2,060,240	Monthly	30
Winton Trend Fund (US), L.P. (Initially Acquired on 1/1/2019)	1,400,000	1,873,775	Weekly	2
		6,957,901
Multi-Strategy - 11.18%
Blue Mountain Credit Alternatives Fund L.P. - Class S (Initially Acquired on 8/1/2015) [d]	551,145	65,975	Illiquid	n/a
North Rock Fund, L.P. - Series E (Initially Acquired on 11/1/2021)	5,000,000	5,326,321	Monthly	90
Riverview Omni Fund L.P. (Initially Acquired on 1/1/2023) [f,g]	3,000,000	3,014,226	Quarterly	90
		8,406,522
Relative Value - 3.13%
BTG Pactual Rates Fund, LLC (Initially Acquired on 2/1/2022)	2,300,000	2,352,382	Monthly	30
		2,352,382
TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES
(Cost $53,522,856)		$70,044,315

	Shares	Value
Short Term Investments - 5.37% [a]
First AM Treasury OB FD CL X - 4.72% [e]	4,029,526	$4,029,526
TOTAL SHORT TERM INVESTMENT (Cost $4,029,526)		$4,029,526

Value
Total Investments (Cost $59,437,853) - 101.03% [a]	$75,858,790
Liabilities in Excess of Other Assets (1.03)% [a]	(774,352)
TOTAL NET ASSETS - 100.00%[a]	$75,084,438

Footnotes

[a]	Percentages are stated as a percent of net assets.

[b]	Redemption frequency and redemption notice period reflect general redemption terms and exclude liquidity restrictions. Further, the private investment company’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests received at a given time.

[c]	There are no unfunded capital commitments for private investments.

[d]	Currently in liquidation. Receiving proceeds as liquidated.

[e]	Rate reported is the 7-day current yield as of March 31, 2023.

[f]	All or a portion of the Investment may be subject to investor level lockups, which range from 1 to 3 years. Redemptions permitted prior to the end of the lockup period may be subject to a withdrawal fee, which may range from 1% to 5%.

[g]	Investment has an investor level or fund level redemption gate that limits the investor from redeeming more than a specified percentage of its investment in a specified period or the fund from redeeming more than a specified percentage of its net asset value in a specified period, respectively.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Assets & Liabilities

March 31, 2023

Assets
Investments, at fair value (cost $59,437,853)	$75,858,790
Dividend and interest receivable	13,706
Receivable for investments sold	220,000
Prepaid expenses	2,697
Total Assets	76,095,193

Liabilities
Investment advisory fee payable (Note 4)	95,165
Payable to Trustees	6,250
Redemptions payable	800,000
Accrued expenses and other liabilities	109,340
Total Liabilities	1,010,755

Net Assets	$75,084,438

Net Assets Consist of:
Paid in capital	$53,491,725
Total Distributable Earnings/(Accumulated Loss)	21,592,713
Net Assets	$75,084,438
53,853.21 Shares of beneficial interests outstanding
Net Asset Value per Share	$1,394.24

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Operations

For the Year Ended March 31, 2023

Investment Income
Dividend income	$147,778
Other income	1,064
Total Investment Income	148,842

Expenses
Investment advisory fees (Note 4)	552,751
Portfolio accounting and administration fees	115,169
Legal fees	61,593
Compliance fees	39,900
Transfer agent fees and expenses	38,899
Audit fees	35,000
Tax return fees	27,000
Trustees’ fees	25,000
Registration fees	20,000
Custody fees	12,529
Insurance expense	12,050
Total Expenses	939,891
Net Investment Income/(Loss)	(791,049)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on sale of investments	2,781,926
Capital gain distributions from registered investment companies	266,564
Net realized gain/(loss)	3,048,490
Net change in unrealized appreciation/(depreciation)	(314,332)
Net gain/(loss) from Investments	2,734,158
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,943,109

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statements of Changes in Net Assets

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Change in Net Assets Resulting from Operations
Net investment income/(loss)	$(791,049)	$(830,961)
Net realized gain/(loss) on sale of investments	3,048,490	2,944,611
Net change in unrealized appreciation/(depreciation) on investments	(314,332)	2,942,484
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,943,109	5,056,134

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	3,410,000	3,520,000
Payments for shares redeemed	(2,500,898)	(231,640)
Net Increase/(Decrease) in Net Assets Resulting from Capital Transactions	909,102	3,288,360

Net Increase/(Decrease) in Net Assets	2,852,211	8,344,494
Net Assets, Beginning of Year	72,232,227	63,887,733
Net Assets, End of Year	$75,084,438	$72,232,227

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Cash Flows

For the Year Ended March 31, 2023

Cash Flows from Operating Activities
Net increase/(decrease) in net assets resulting from operations	$1,943,109
Net realized (gain)/loss on sale of investments	(2,781,926)
Capital gain distributions from registered investment companies	(266,564)
Net change in unrealized (appreciation)/depreciation on investments	314,332
Net (increase)/decrease in receivable for investments sold	(132,553)
Net (increase)/decrease in dividend and interest receivable	(13,410)
Net (increase)/decrease in prepaid expenses	(82)
Net increase/(decrease) in investment advisory fee payable	5,618
Net increase/(decrease) in payable to Trustees	(6,250)
Net increase/(decrease) in accrued expenses and other liabilities	73,362
Purchases of investment securities	(12,134,111)
Sales of investment securities	12,085,695
Net (purchases)/sales of short term investments	(796,322)
Net cash provided/(used) by operating activities	(1,709,102)

Cash Flows from Financing Activities
Proceeds from shares sold	3,410,000
Payments for shares redeemed, net of redemptions payable	(1,700,898)
Net cash provided/(used) in financing activities	1,709,102

Net Change in Cash	—
Cash - Beginning of Year	—
Cash - End of Year	$—

Non-cash operating activities not included herein consist of reinvestment of long term capital gain distributions from registered investment companies of $266,564.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Financial Highlights

	For the Year Ended
	March 31, 2023	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019

Per Share Operating Performance
Beginning net asset value	$1,358.91	$1,261.98	$953.08	$1,046.82	$1,039.75

Loss From Investment Operations
Net investment income/(loss) (1)	(14.62)	(15.83)	(12.05)	(7.48)	(6.67)
Net gain/(loss) from investments	49.95	112.76	320.95	(86.26)	13.74

Total from Investment Operations	35.33	96.93	308.90	(93.74)	7.07
Ending Net Asset Value	$1,394.24	$1,358.91	$1,261.98	$953.08	$1,046.82

Total return	2.60%	7.68%	32.41%	(8.95)%	0.68%

Supplemental Data and Ratios
Net assets, end of year	$75,084,438	$72,232,227	$63,887,733	$49,386,976	$53,891,072
Ratio of expenses to weighted average net assets before (waiver) recoupment (2)	1.28%	1.24%	1.25%	1.30%	1.25%
Ratio of expenses to weighted average net assets after (waiver) recoupment (2)	1.28%	1.24%	1.25%	1.30%	1.25%
Ratio of net investment income/(loss) to weighted average net assets before (waiver) recoupment (2)	(1.08)%	(1.19)%	(1.08)%	(0.71)%	(0.64)%
Ratio of net investment income/(loss) to weighted average net assets after (waiver) recoupment (2)	(1.08)%	(1.19)%	(1.08)%	(0.71)%	(0.64)%
Portfolio turnover rate	17.89%	16.90%	26.15%	6.59%	22.02%

(1)	Calculated using average shares outstanding method.
(2)	Ratios do not reflect the Fund’s proportionate share of the income and expenses including performance fees/allocations, of the Underlying Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Notes to Financial Statements

March 31, 2023

1. Organization

USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, tender-offer, management investment company. Shares are sold only to eligible investors, that is those that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund is non-diversified and pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (collectively, the “Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”). The Advisor is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

The Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest or trade in a range of investments that may include without limitation, equities and fixed income securities, currencies, derivative instruments, and commodities. The Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees.

The Fund’s Board of Trustees (the “Board” or “Trustees”) has overall responsibility for monitoring and overseeing the Fund’s investment program, management and operations.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies, including Accounting Standards Update (“ASU”) No. 2013-08. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory and sub-advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders. The Fund indirectly bears its portion of the expenses of the Underlying Funds. Therefore, the Underlying Funds’ expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

C. Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on an average cost basis. Realized gains and losses on Underlying Funds are recognized at the time of full redemption of the position, with the exception of realized gains and losses from “Private Investment Companies” which are allocated pro rata at the time that the Underlying Fund realizes such profits or losses. Capital gain distributions received are recorded as capital gains as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2023

D. Investments in Underlying Funds

In accordance with the terms of the Fund’s Private Offering Memorandum, investments in the Private Investment Companies are valued at their fair value as determined by the Underlying Funds’ management.

The Fund has the ability to liquidate its investments periodically, ranging from weekly to annually, depending on the provisions of the respective Underlying Fund agreements. Generally, the Underlying Fund Managers have the ability to suspend redemptions. Unless otherwise noted on the Schedule of Investments, the Fund expects to be able to redeem its investments in the Underlying Funds at their respective net asset value (“NAV”), based on the applicable redemption schedule.

Underlying Funds receive fees for their services. The fees include management and incentive fees or allocations based upon the NAV of the Fund’s investment in the Underlying Fund. Generally, fees payable to an Underlying Fund are estimated to range from 0% to 2.50% (annualized) of the average NAV of the Fund’s investment in that Underlying Fund. In addition, certain Underlying Funds charge an incentive allocation or fee which can range up to 25% of an Underlying Fund’s net profits. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund. Incentive fees may be subject to certain threshold rates.

The Underlying Funds in which the Fund invests utilize a variety of financial instruments in their trading strategies, including equity and debt securities, currencies, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Fund’s interest in the Underlying Funds, such risks are limited to the Fund’s invested amount in each Underlying Fund. Below is a description of each Underlying Fund’s investment strategies (for a more detailed description, please see the Fund’s offering memorandum) by class.

Event Driven. Event-driven strategies are designed to profit from changes in the prices of securities of companies facing a major corporate event. The goal of an event-driven strategy is to identify securities, which may include common or preferred stock as well as many types of fixed income, with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include mergers and acquisitions as well as restructurings, spin-offs and significant litigation (e.g., tobacco or patent litigation).

Global Macro. Global macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies rely on the use of, among other things, cash and derivative markets, each of which bear their own risks, as well as certain assumptions about global macro-economic trends. There can be no assurance that such macro-economic assumptions will prove to be correct. Global macro managers may employ relative value, event driven, long/short and other strategies or trading approaches. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2023

Long Equity (Domestic and Global). Similar to long/short equity described below, managers employing this strategy invest in equities but generally do not engage in short selling or hedging of the market risks associated with their investments. Inherent in these strategies is the risk associated with the equity markets as a whole. In certain instances, a manager may raise cash as a means of taking a negative view on the market in an attempt to mitigate a portion of the market risk associated with this strategy.

Long/Short Equity and Long/Short Fixed Income. Long/short equity/fixed income strategies generally seek to produce returns from investments in the global equity and/or fixed income markets. These strategies are generally focused on absolute returns and the trades implemented in the strategy generally capitalize on a manager’s views and outlooks for specific markets, regions, sectors, or securities. While these strategies involve both long and short positions in various equity and/or fixed income securities, a manager’s positions will generally reflect a specific view about the direction of a market. Unlike traditional equity or fixed income funds, the directional view relates less to the absolute direction of the market and more toward the specific positions (longs versus shorts) held within a portfolio (nonetheless, a manager may take a directional position that relates to the absolute direction of the market). In addition to making shifts in markets, regions, sectors or securities, managers have the flexibility to shift from a net long to a net short position.

Managed Futures. Managed futures strategies involve speculative trading in futures, forwards and options thereon. Managers may trade portfolios of instruments in U.S. and non-U.S. markets in an effort to capture passive risk premiums, and attempt to profit from anticipated trends in market prices. These managers generally rely on either technical or fundamental analysis or a combination thereof in making trading decisions and attempting to identify price trends. They may attempt to structure a diversified portfolio of liquid futures contracts, including, but not limited to, stock index, interest rate, metals, energy and agricultural futures markets.

Multi Strategy. Multi-strategy managers employ two or more of the strategies described above.

Relative Value. Relative value strategies attempt to take advantage of relative pricing discrepancies between various instruments, including equities, fixed income, options and futures. Managers may use mathematical, fundamental or technical analysis to determine misvaluations. Securities may be misprices relative to an underlying security, related securities, groups of securities, or the overall market. Relative value investments may be available only cyclically or not at all. Furthermore, if assumptions used in the research and analysis of relative investments are incorrect or if the model used to evaluate suck investments is flawed relative value strategies may be unsuccessful.

E. Investment Valuation

In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available. Because market quotations are not typically readily available for the majority of the Fund’s securities, including the Fund’s investment in “private investment funds,” they are valued at fair value as determined by the Fund’s Advisor, in its capacity as Valuation Designee (the “Valuation Designee”). The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved for each period end. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no exact approach for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Valuation Designee may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Valuation Designee has implemented valuation policies and procedures to assess the reasonableness of valuations provided by the Underlying Fund Managers. The Valuation Designee may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2023

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Designee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Designee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Valuation Designee values interests in the Underlying Funds at fair value, using the NAV or pro rata interest in the members’ capital of the Underlying Funds as a practical expedient, as provided by the investment managers of such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. Valuations of Underlying Funds are gross of any redemption fees or penalties and net of management and incentive fees. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Valuation Designee will review the valuation procedures used by all Underlying Fund Managers, the Valuation Designee will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the NAVs or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s NAV may include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the NAV of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous NAVs to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Valuation Designee on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2023

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, those companies’ NAVs are calculated based on the NAV as published, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

F. Cash and Cash Equivalents

Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for federal income tax purposes. The Fund has no present intention of making periodic distributions of net income or gains, if any, to investors. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements. The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

As of March 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2023, the Fund did not incur any interest or penalties.

H. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the period ended March 31, 2023, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $ 12,134,111 and $ 12,085,695 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

The Fund has entered into an investment advisory agreement with the Advisor. Under the investment advisory agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s average monthly net assets. For the period ended March 31, 2023, the Fund incurred $552,751 in advisory fees under the agreement.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund’s average monthly net assets. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years from the date the Advisor waived any payment or reimbursed any expense; and (2) the reimbursement may not be made if it would cause the expense limitation to be exceeded. The expense limitation agreement will remain in effect at least until July 31, 2023, unless the Board approves its modification or termination. After July 31, 2023, the expense limitation agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2023

There are no outstanding waivers or recoupments as of March 31, 2023.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

On April 7, 2022, the Fund’s compliance service provider, Cipperman Compliance Services (“Cipperman”) was acquired by Foreside Financial Group, LLC (“Foreside”). On May 31, 2022, the Fund’s compliance service provider, Foreside, was acquired by ACA Group (“ACA”). The Fund engaged ACA to provide compliance services including the appointment of the Funds’ Chief Compliance Officer. ACA is paid a monthly fee for services provided. For the year ended March 31, 2023, the Fund paid ACA a total of $39,900 for services provided.

5.	Trustees and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as a Trustee.

With the exception of the Fund’s Chief Compliance Officer, the officers of the Fund are affiliated with the Advisor. All such affiliated officers receive no compensation from the Fund for serving in their respective roles. The Board appointed an external Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions

The Fund sells shares on a continual, monthly basis. Shares sold will be priced at the NAV of the Fund determined on the last business day of each month. The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

The Fund had 53,853.21 shares outstanding at March 31, 2023. The Fund issued 2,524.84 shares through shareholder subscriptions and repurchased 1,825.99 shares through shareholder redemptions during the year ended March 31, 2023. The Fund issued 2,699.35 shares through shareholder subscriptions and repurchased 170.00 shares through shareholder redemptions during the year ended March 31, 2022.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2023

7.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, which may increase the volatility of the Fund’s NAV. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change or climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

The coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2023

8.	Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Valuation Designee’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Valuation Designee to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities and certain money market securities. The Valuation Designee does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Valuation Designee uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Valuation Designee may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Valuation Designee’s assessment of the most representative point within the range.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2023

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

Fair Value Measurements at Reporting Date Using

Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
Investments in Registered Investment Companies (a)	$1,784,949	$—	$—	$1,784,949
Investments in Private Investment Companies (b)	—	—	—	70,044,315
Short Term Investment	4,029,526	—	—	4,029,526
	$5,814,475	$—	$—	$75,858,790

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

9.	Subsequent Events

The Fund has an ongoing tender offer that was filed on February 21, 2023 with a cutoff date for tender requests as of March 22, 2023 and prices on June 30, 2023. There were tender requests of 1,312.63 shares, approximately $1,830,128 received during the tender offer period.

The Fund has not identified any other subsequent events requiring financial statement disclosure as of March 31, 2023, through the date the financial statements were issued.

USCA All Terrain Fund

Report of Independent Registered Public Accounting Firm

March 31, 2023

To the Shareholders and Board of Trustees of

USCA All Terrain Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USCA All Terrain Fund (the “Fund”) as of March 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flow for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and investee funds; when replies were not received from investee funds, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the same investment company complex since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2023

USCA All Terrain Fund

Additional Information

March 31, 2023

N-PORT

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available without charge by visiting the SEC’s Web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12- month period ended June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s web site at www.sec.gov.

Board of Trustees

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA All Terrain Fund

Trustees and Officers

March 31, 2023 (Unaudited)

Independent Trustees

Name, Address and Birth Year	Position/Term of Office and Length Served [a]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

John Ferguson (Born 1945)	Trustee, Indefinite since April 2015	Board of Managers at Salient Partners (investment adviser) (May 2012-present), Investment Committee Member at Houston Endowment (May 2014- present), Investment Committee Member at Silver Ventures (private equity firm) (September 2012- present).	1	Director at ABM Industries, Inc. (integrated facility solutions provider) (December 2009-March 2019), USCA fund Trust (July 2016-August 2021).

Robert Garrison II [c] (Born 1942)	Trustee, Indefinite since September 2021	Board Member at Prosperity Bank (March 2005-present), Board Member at JTS Capital (private equity firm) (September 2008-present), Millennium Associates (M&A Advisors) (October 2014-May2022).	1	n/a

Barry Knight [c] (Born 1961)	Trustee, Indefinite since September 2021	President of Next Financial Group, Inc. (investment adviser) (September 2006-present); CEO at Next Financial Group, Inc. (September 2006-present).	1	n/a

Robert Shoss [c] (Born 1969)	Trustee, Indefinite since September 2021	Private investor (2012-present), Lecturer of Macroeconomics and Investment Management (2021-present), Investment and Portfolio Management (2018-present) and Personal Financial Planning (2014-present) at Bauer College of Business at The University of Houston.	1	n/a

Paul Wigdor [c] (Born 1968)	Trustee, Indefinite since May 2016 and Chairman since March 2021	Managing Partner at Overlook 4 Holdings (venture investing) (February 2011-present), Managing Director at Ascendant Advisors (February 2011- present), Principal, AWM Services (brokerage services), LLC (February 2011-present), Chief Compliance Officer/Chief Operating Officer of Qapital Invest, LLC (January 2017-present).	1	Global Restaurant Systems (January 2013-present), Private Communications Corp. (November 2010- present), ChartIQ (January 2014-present), USCA Fund Trust (July 2016 – August 2021), Uma Temakeria (August 2014 – November 2017).

USCA All Terrain Fund

Trustees and Officers (continued)

March 31, 2023 (Unaudited)

Interested Trustees and Officers

Name, Address and Birth Year	Position/Term of Office and Length Served [a]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Phil Pilibosian (Born 1968)[b]	President and Trustee since April 2015	Managing Director at US Capital Advisors LLC (October 2013 - present)	1	Trustee, USCA Fund Trust (July 2016-August 2021)

Bryan Prihoda (Born 1987)	Secretary since April 2015 and Anti-Money Laundering Officer since November 2021	Director at US Capital Advisors LLC (October 2013-present)	n/a	n/a

Kasey de Jonckheere [d] (Born 1979)	Treasurer since October 2022	Chief Financial Officer, US Capital Advisors LLC(August 2022-present); Director of Accounting (January 2021-August 2022); and Controller (January 2018-December 2020)	n/a	n/a

Kevin Hourihan [e] (Born 1978)	Chief Compliance Officer since 2022	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC, a governance, risk and compliance adviser to financial services companies (September 2022-present); Chief Compliance Officer, Ashmore Funds (September 2017- September 2022)	n/a	n/a

a	The term of office for each Trustee and officer listed above will continue indefinitely.
b	Phil Pilibosian is an “Interested Trustee” of the Trust, as that term is defined under the 1940 Act, because of his affiliation with the Advisor.
c	Robert Garrison II, Barry Knight, Robert Shoss, and Paul Wigdor were elected as Trustees on August 26, 2021.
d	Kasey de Jonckheere was appointed Treasurer as of October 27, 2022.
e	Kevin Hourihan was appointed Chief Compliance Officer as of October 6, 2022.

USCA All Terrain Fund

Approval of Investment Management Agreement

March 31, 2023 (Unaudited)

In connection with the meeting held on March 16, 2023, the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Management Agreement”) between the Advisor and the Trust. In considering the renewal of the Management Agreement, the Trustees received materials specifically relating to the Fund, the Advisor, and the Management Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

In considering the renewal of the Management Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board considered the nature, extent, and quality of the services provided by the Adviser to the Fund. The Board noted that the Adviser was an affiliate of US Capital Advisors, LLC, which has over 100 employees and assets under advisement in excess of $8.8 billion. The Board noted that the Adviser advises three investment funds, including the Fund, with cumulative assets of approximately $260 million as of January 1, 2023. The Trustees discussed the strategies and operations of each of the funds managed by the Adviser as well as the Adviser’s deep history and experience in operating the funds. The Board considered its long-standing relationship in working with the Adviser and its personnel. They reviewed the backgrounds of the key personnel serving the Fund and observed that they each had long tenure and extensive experience with the Fund, the Adviser and similar investment products and strategies. The Board noted that the Adviser sources and selects the Fund’s investments, performs comprehensive due diligence and supervision of the Fund’s investments, and allocates Fund assets among different strategies to achieve the Fund’s objective. The Board discussed the Adviser’s oversight role in detail, noting how the Adviser regularly communicates with the Fund’s service providers, and continually reviews the Fund’s holdings to ensure compliance within the Fund’s investment limitations and guidelines and the Adviser’s commitment to a culture of compliance. The Trustees discussed litigation and arbitration matters involving certain affiliates of the Adviser, noting that such matters were not likely to have a material effect on the Adviser’s services to the Fund. Accordingly, the Trustees agreed that they continued to be satisfied with the nature, overall quality and extent of the management services provided by the Adviser to the Fund.

Performance. The Board considered the performance of the Fund over various periods through December 31, 2022, noting that the Fund outperformed its peer group over each of the trailing 1-year period, 3-year period, 5-year period, and since inception period. They discussed the makeup of the Fund’s peer group and noted that the peers represented a reasonable comparison. The Trustees further noted that the Fund outperformed its primary blended benchmark (60% MSCI World Index and 40% Barclays Global Aggregate Bond Index) over the 1-year period, over 3-year period, 5-year period, but had underperformed since inception period through December 31, 2022. The Trustees considered the Fund’s holdings and various performance metrics. After discussion, the Trustees concluded that the Fund’s performance was not unreasonable.

Fees and Expenses. The Board noted that the Fund’s management fee of 0.75% was substantially lower than the average of the Fund’s peer group (1.47%) and lower than the peer group fee range of 1.00%-1.90%. The Board noted that the Fund’s overall expense ratio of 1.29% was also lower than the peer group average (2.02%) and the peer group range of 1.36-2.65%. The Trustees observed that the Fund’s expense ratio did not include the Fund’s share of fees and expenses with respect to the underlying funds in which it invests. The Board further noted that the Fund’s expense ratio fell below its contractual expense cap of 1.30%. They discussed the Fund’s investments in other funds, and after consideration of the Adviser’s services, agreed that the Adviser’s services were additive to, not duplicative of, the services provided by the underlying fund managers. After further discussion, the Trustees agreed that the fees and expenses for the Fund were not unreasonable.

USCA All Terrain Fund

Approval of Investment Management Agreement (continued)

March 31, 2022 (Unaudited)

Profitability. The Board considered the profitability of the Adviser and whether such profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by the Adviser indicating that the Adviser had realized a profit over the most recent fiscal year as a result of the Adviser’s relationship with the Fund. The Trustees acknowledged the Adviser had assumed business risks in managing the Fund and concluded that the Adviser realized a reasonable, but not excessive profit in connection with its relationship with the Fund.

Economies of Scale. The Board considered whether economies of scale had been or would likely be realized by the Adviser, and the impact of fee breakpoints on the overall costs. Accordingly, the Board agreed that based on the Fund’s current assets and profitability, the absence of breakpoints was acceptable at this time and agreed to revisit whether material economies of scale had been realized in the future as the Fund continued to grow.

Conclusion. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered many factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors. Having requested and received all such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

USCA All Terrain Fund
Privacy Policy

PRIVACY NOTICE Rev. July 2019
FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the USCA All Terrain Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does USCA All Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-259-8722

USCA All Terrain Fund
Privacy Policy

Who we are
Who is providing this	USCA All Terrain Fund
notice?
What we do
How does USCA All Terrain Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA All	We collect your personal information, for example, when you
Terrain Fund collect	● Open an account or give us your contact information
my personal	● Make a wire transfer
information?	● Make deposits or withdrawals from your account
● Tell us where to send the money

We also collect your personal information from other companies.
Why can’t I limit all	Federal law gives you the right to limit only
sharing?	● Sharing for affiliates’ everyday business purposes – information about your creditworthiness
● Affiliates from using your information to market to you
● Sharing for nonaffiliates to market to you
● State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include financial companies such as US Capital Advisors, LLC, USCA Asset Management LLC, USCA Securities LLC, U.S. Capital Wealth Advisors LLC, and USCA Municipal Advisors LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
● USCA All Terrain Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● USCA All Terrain Fund doesn’t jointly market.

USCA All Terrain Fund

Fund Service Providers

Trustees and Officers

Phil Pilibosian, President and Trustee

John Ferguson, Trustee

Robert Garrison II, Trustee

Barry Knight, Trustee

Robert Shoss, Trustee

Paul Wigdor, Trustee

Kasey de Jonckheere, Treasurer

Bryan Prihoda, Secretary and Anti-Money Laundering Officer

Kevin Hourihan, Chief Compliance Officer

Investment Advisor

USCA Asset Management LLC

4444 Westheimer Road, Suite G500, Houston, TX 77027

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 3rd Floor, Milwaukee, WI 53212

Administrator

 U.S. Bancorp Fund Services, LLC

811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800, Cleveland, OH 44115

(b) Not applicable

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Ferguson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refers to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2023	FYE 03/31/2022
(a) Audit Fees	$35,000	$35,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$27,000	$27,000
(d) All Other Fees	$0	$0

(e) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows, respectively:

	FYE 03/31/2023	FYE 03/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.

Non-Audit Related Fees	FYE 03/31/2023	FYE 03/31/2022
Registrant	0	0
Registrant’s Investment Adviser	0	0

(h)
The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Act”), and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: John Ferguson, Robert Garrison II, Barry Knight, Robert Shoss, and Paul Wigdor. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available without charge, upon request, by calling (713) 366-0500.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund.  The Board oversees voting policies and decisions for the Fund.

Generally, the Fund will invest in various collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Based on the nature of the Fund’s investments, proxy voting procedures will not be applicable.  If required, the following procedures would be utilized.

In general, the Board believes that the Adviser, which selects the individual securities that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Fund defers to and relies on the Adviser to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. The Fund will avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act.  Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  Therefore, the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either:

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of March 31, 2023.

USCA Asset Management LLC

David M. Harris

Mr. Harris is a Senior Managing Director with U.S. Capital, overseeing approximately $1.27 billion in assets for institutions and high net worth individuals.  He has more than a quarter of a century of experience in managing complex financial strategies, emphasizing capital preservation while maximizing long-term appreciation.  Mr. Harris joined U.S. Capital as a Managing Director in December 2010.  Before that he was a Financial Advisor with UBS Financial Services from 2004 to 2010, Smith Barney from 1989 to 2004 and Drexel Burnham from 1978 to 1989.  Mr. Harris attended Swarthmore College and Kalamazoo College and earned his CIMA (Certified Investment Management Analyst®) certification from the Wharton School of Business at the University of Pennsylvania in 2003.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager (on a sole or shared basis) as of March 31, 2023.

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets By Account Type ($ Millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David M. Harris
Registered investment companies	-	-	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	1,091*	$912*	-	-

*
Of the accounts and assets included above for which Mr. Harris was involved in the management thereof, 514 and $566 million were accounts and assets, respectively, over which Mr. Harris provided discretionary management in a U.S. equity, fixed income, or equity/fixed income (i.e., balanced) style investment strategy.  The remaining accounts and assets were those over which Mr. Harris provides non-discretionary investment management services, pursuing various investment objectives and utilizing a variety of investment strategies.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”).  The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts.  Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Because the portfolio manager may manage assets for Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Adviser Accounts, there may be an incentive to favor one Adviser Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on the Adviser Account.  In those instances, a portfolio manager may have an incentive to not favor the Fund over the Adviser Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(3)	The following compensation information is presented as of March 31, 2023.

The Advisor

The portfolio manager receives a fixed percentage of all or a portion of the advisory fee revenues associated with the portfolios for which the portfolio manager is involved.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this item to be reported.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title)    /s/ Phil Pilibosian
                                           Phil Pilibosian, President

Date:  6/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Phil Pilibosian
                                            Phil Pilibosian, President

Date:  6/7/2023

By (Signature and Title)    /s/ Kasey de Jonckheere
                                            Kasey de Jonckheere, Treasurer

Date:  6/7/2023